UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 _________________
FORM 8-K
__________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) November 11, 2016
___________________
Matrix Service Company
(Exact Name of Registrant as Specified in Its Charter)
___________________

DELAWARE	001-15461	73-1352174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	5100 E Skelly Dr., Suite 500, Tulsa, OK	74135
	(Address of Principal Executive Offices)	(Zip Code)
918-838-8822
(Registrant’s Telephone Number, Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.
At the November 11, 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Matrix Service Company (the “Company”), the results of which are set forth in Item 5.07 below, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation (the “Charter Amendment”). The Charter Amendment provides that the holders of a majority of the combined voting power of the outstanding shares of capital stock entitled to vote generally in the election of directors may remove a director or directors with or without cause. After the conclusion of the Annual Meeting, on November 11, 2016, the Company’s Board of Directors approved the amendment and restatement of the Bylaws of the Company (the “Bylaw Amendment”). The purpose of the Bylaw Amendment is to conform the provisions of the Company’s Amended and Restated Bylaws regarding the removal of directors with those in the Charter Amendment, so that they both are consistent with Section 141(k) of the Delaware General Corporation Law and a recent ruling of the Delaware Chancery Court. This summary of the Charter Amendment and Bylaw Amendment is qualified in its entirety by reference to a complete copy of the Certificate of Amendment of Certificate of Incorporation of Matrix Service Company and the Bylaw Amendment, which are attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.02.	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 11, 2016, the Compensation Committee of the Board of Directors (the “Committee”), approved a form of Amended and Restated Severance Agreement to be entered into between the Company and certain of its executive officers (the “A&R Severance Agreement”). The A&R Severance Agreement will replace the severance agreements currently in place with each of the Company’s named executive officers. The A&R Severance Agreement was modified in order to more closely conform the definition of the term “change of control” to the definition of the same term in the Matrix Service Company 2016 Stock and Incentive Compensation Plan. The form of A&R Severance Agreement is filed as Exhibit 10 to this Current Report on Form 8-K and is incorporated by reference as though fully set forth herein.
On November 11, 2016, the Committee also approved an increase in the amount of cash severance benefits that would be paid to John R. Hewitt in the event he is terminated from employment for reasons other than “cause.” Previously, Mr. Hewitt would have been paid an amount equal to one year of base salary plus bonus compensation in an amount equal to 75% of base salary.  The bonus compensation component has been increased from 75% of base salary to pay at “Target”, which is currently 100% of base salary.
The Committee also approved an increase in the amount of cash severance benefits that would be paid to James P. Ryan and Jason W. Turner in the event that either such individual suffers an “adverse event” within 24 months of a “change of control.” Previously, Mr. Ryan and Mr. Turner would have been paid an amount equal to one year of base salary plus the lesser of the average annual bonus compensation paid to such individual in the previous three years or the number of full fiscal years such individual has been employed in the position. The one year of base salary component has been increased to one and one-half years of base salary.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The description of the Bylaw Amendment in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On November 11, 2016, the Company held its 2016 Annual Meeting of Stockholders (the "Annual Meeting"). Set forth below are the matters acted upon by the stockholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal One - Election of Directors
The nominees for election to the Board of Directors were elected to serve for a term expiring at the 2017 annual meeting of stockholders or until their successors shall be duly elected and qualified. The results of the vote were as follows:

Nominee	Votes For	Authority Withheld	Broker Non Votes
John R. Hewitt	21,750,477	423,165	2,143,354
Michael J. Hall	21,673,446	500,196	2,143,354
John W. Gibson	21,004,928	1,168,714	2,143,354
I. Edgar (Ed) Hendrix	21,185,620	988,022	2,143,354
Tom E. Maxwell	21,141,183	1,032,459	2,143,354
Jim W. Mogg	21,271,162	902,480	2,143,354
James H. Miller	21,867,429	306,213	2,143,354

Proposal Two - Ratification of Selection of Independent Registered Public Accounting Firm
The proposal to ratify the appointment of Deloitte & Touch LLP as the Company's independent registered public accounting firm for fiscal 2017 was approved. The results of the vote were as follows:

For	24,178,623
Against	130,501
Abstentions	7,872

Proposal Three - Advisory Vote to Approve Named Executive Officer Compensation
The stockholders voted to approve, on an advisory basis, named executive officer compensation for fiscal 2016. The results were as follows:

For	20,995,451
Against	1,131,741
Abstentions	46,450
Broker non votes	2,143,354

Proposal Four - Approval of an Amendment to the Restated Certificate of Incorporation to Allow for the Removal of Directors With or Without Cause by a Majority Vote of the Stockholders
The stockholders voted to approve the proposal to allow for the removal of directors with or without cause by a majority vote of the stockholders. The results were as follows:

For	24,186,508
Against	71,227
Abstentions	59,261

Proposal Five - Approval of the Matrix Service Company 2016 Stock and Incentive Compensation Plan
The stockholders voted to approve the Matrix Service Company 2016 Stock and Incentive Compensation Plan. The results were as follows:

For	20,691,606
Against	1,458,898
Abstentions	23,138
Broker non votes	2,143,354

Item 9.01.	Financial Statements and Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description
3.1	Form of Certificate of Amendment to Restated Certificate of Incorporation of Matrix Service Company
3.2	Amended and Restated Bylaws of Matrix Service Company (as amended and restated effective as of November 11, 2016)
10	Form of Amended and Restated Severance Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: November 14, 2016	By:	/s/ Kevin S. Cavanah

Kevin S. Cavanah
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Form of Certificate of Amendment to Restated Certificate of Incorporation of Matrix Service Company
3.2	Amended and Restated Bylaws of Matrix Service Company (as amended and restated effective as of November 11, 2016)
10	Form of Amended and Restated Severance Agreement